UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2019 (April 26, 2019)

HCA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2019, the Board of Directors (the “Board”) of HCA Healthcare, Inc. (the “Company”) approved the 2019 Board of Directors compensation program, effective immediately, pursuant to which each non-management director will receive quarterly payment of the following cash compensation, as applicable (prorated for partial years):

•	$110,000 annual retainer for service as a Board member;

•	$15,000 annual retainer for service as a member of the Audit and Compliance Committee;

•

$10,000 annual retainer for service as a member on each of the Compensation Committee, Finance and Investments Committee, Nominating and Corporate Governance Committee or Patient Safety and Quality of Care Committee;

•	$30,000 annual retainer for service as Chair of the Audit and Compliance Committee;

•

$25,000 annual retainer for service as Chair of each of the Compensation Committee, Finance and Investments Committee, Nominating and Corporate Governance Committee or Patient Safety and Quality of Care Committee;

•	$100,000 annual retainer for service as the Chairman of the Board; and

•	$35,000 annual retainer for service as the independent presiding director.

In addition to the director compensation described above, each non-management director will receive an annual board equity award with a value of $175,000, awarded upon joining the Board (prorated for months of service) and at each annual meeting of the stockholders thereafter. These equity grants consist of restricted share units ultimately payable in shares of the Company’s common stock and vest as to 100% of the award on the sooner of the date of the Company’s next annual stockholders’ meeting or the first anniversary of the grant date, subject to the director’s continued service on the Board. The restricted share units will also immediately vest upon the occurrence of a Change in Control (as defined in the applicable grant agreement). The directors may elect to defer receipt of shares under the restricted share units. Directors will also be reimbursed for their reasonable expenses incurred in connection with their service. Each non-management director is expected to directly or indirectly acquire a number of shares of the Company’s common stock with a value of five times the value of the annual cash retainer for a director’s service on the Board within five years from the date on which they are elected to the Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2019, the Company filed with the Delaware Secretary of State an amendment to the Company’s Amended and Restated Certificate of Incorporation, to be effective May 1, 2019, eliminating the supermajority voting requirements therein. The Company’s Board of Directors has also adopted an amendment to the Company’s Amended and Restated Bylaws eliminating the supermajority voting requirements therein. Copies of the amendment to the Company’s Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State, and the amendment to the Company’s Amended and Restated Bylaws reflecting the removal of such provisions are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on April 26, 2019 at the Company’s corporate headquarters in Nashville, Tennessee, a total of 308,712,186 shares of our common stock, out of a total of 343,511,563 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. Voting results from the Annual Meeting were as follows:

1. The following eleven director nominees were elected to the Company’s Board of Directors for a one-year term, or until such director’s respective successor is duly elected and qualified or such director’s earlier death, resignation or removal, as follows:

	For	Against	Abstentions	Broker Non-Votes
Thomas F. Frist III	285,441,923	2,064,324	76,387	21,129,552
Samuel N. Hazen	287,264,928	239,219	78,487	21,129,552
Meg G. Crofton	287,303,468	202,062	77,104	21,129,552
Robert J. Dennis	195,060,425	92,314,287	207,922	21,129,552
Nancy-Ann DeParle	281,858,524	5,643,637	80,473	21,129,552
William R. Frist	286,712,075	791,577	78,982	21,129,552
Charles O. Holliday, Jr.	285,235,341	2,266,420	80,873	21,129,552
Geoffrey G. Meyers	286,413,754	1,088,417	80,463	21,129,552
Michael W. Michelson	286,768,421	732,808	81,405	21,129,552
Wayne J. Riley, M.D.	284,076,964	3,423,393	82,277	21,129,552
John W. Rowe, M.D.	284,644,452	2,855,922	82,260	21,129,552

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
297,311,119	11,296,419	104,648	0

3. The adoption of a non-binding advisory resolution on the Company’s named executive officer compensation as described in the Company’s 2019 proxy statement was approved as follows:

For	Against	Abstentions	Broker Non-Votes
264,558,552	22,844,894	179,188	21,129,552

4. The amendment to the Company’s amended and restated certificate of incorporation to eliminate supermajority voting requirements was approved as follows:

For	Against	Abstentions	Broker Non-Votes
287,394,978	99,918	87,738	21,129,552

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of HCA Holdings, Inc., as filed with the Secretary of State of Delaware on April 30, 2019 with an effective date of May 1, 2019.

3.2	Amendment to the Amended and Restated Bylaws of HCA Holdings, Inc. effective May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: May 2, 2019